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                      SMITH BARNEY INVESTMENT FUNDS INC.
                                 On behalf of
                      Smith Barney Small Cap Growth Fund
                                 (the "Fund")

                      Supplement dated March 15, 2002 to
                        Prospectus dated March 1, 2002

   The following disclosure revises and supersedes the last sentence under "Investments, risks and performance--Principal investment strategies--Key investments":

   The fund may invest up to 20% of its assets in equity securities of companies with market capitalizations outside the range of companies in the Index.





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